UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2009

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California		90502
(Address of Principal Executive Offices)		(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On March 3, 2008, Farmer Bros. Co, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition from Sara Lee Corporation, a Maryland corporation (“Seller”), and Saramar, L.L.C., a Delaware limited liability company (“Saramar” and collectively with Seller, “Seller Parties”) of certain assets used in connection with Seller Parties’ direct store delivery coffee business in the United States (“DSD Coffee Business”).  The Initial Form 8-K is incorporated herein by reference.  We are filing this Amended Current Report on Form 8-K/A (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

We have not included pro-forma historical income statement information in this Form 8-K/A.  In order to meaningfully present the effects of the acquisition of the DSD Coffee Business forward-looking information would be required.  The DSD Coffee Business was operated as part of a larger business within Seller and after integrating this business with the Company it will have a different operating cost structure and different operations support under our ownership.

Since we are not including pro forma historical income statement information we are providing the following forward-looking information:  During fiscal year 2010 we project that the DSD Coffee Business will add approximately $200 million net additional revenue.  However we have not provided forward-looking information with respect to incremental costs and expenses to be incurred because such information is not determinable.  Future results are subject to risks and costs that are not yet known, as well as the success of our integration plan, the successful operation of the transition service agreements with Seller and customer acceptance of the new operating company.

Certain statements contained in this report regarding the risks, circumstances and financial trends that may affect our future operating results, financial position and cash flows are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this report and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to successfully integrate the DSD Coffee Business and CBI acquisitions, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, the Company’s continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third party securities and other investment vehicles in which the Company has invested its short-term assets, as well as other risks described in this report and the annual report filed by the Company on Form 10-K and other factors described from time to time in the Company’s filings with the SEC.

Item 9.01  Financial Statements and Exhibits.

a) Financial Statements of Business Acquired

The unaudited Statement of Net Assets to be Sold as of December 27, 2008, and the unaudited Statements of Revenues and Direct Expenses for the six month periods ended December 27, 2008 and December 29, 2007 of the DSD Coffee Business are filed with this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

The audited Statements of Net Assets to be Sold as of June 28, 2008 and June 30, 2007, and the audited Statements of Revenues and Direct Expenses for the fiscal years ended June 28, 2008, June 30, 2007 and July 1, 2006 of the DSD Coffee Business are filed with this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

The Statements of Net Assets to be Sold filed herewith have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (“SEC”), as permitted by the SEC.

(b) Pro Forma Financial Information

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 2008 is filed with this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.  All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm

99.1

Sara Lee DSD Coffee Business Unaudited Statement of Net Assets to be Sold as of December 27, 2008, and Unaudited Statements of Revenues and Direct Expenses for the Six Month Periods ended December 27, 2008 and December 29, 2007

99.2

Sara Lee DSD Coffee Business Audited Statements of Net Assets to be Sold as of June 28, 2008 and June 30, 2007, and Audited Statements of Revenues and Direct Expenses for the Fiscal Years ended June 28, 2008, June 30, 2007 and July 1, 2006

99.3	Farmer Bros. Co. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2009

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, Independent Registered Public Accounting Firm

99.1

Sara Lee DSD Coffee Business Unaudited Statement of Net Assets to be Sold as of December 27, 2008, and Unaudited Statements of Revenues and Direct Expenses for the Six Month Periods ended December 27, 2008 and December 29, 2007

99.2

Sara Lee DSD Coffee Business Audited Statements of Net Assets to be Sold as of June 28, 2008 and June 30, 2007, and Audited Statements of Revenues and Direct Expenses for the Fiscal Years ended June 28, 2008, June 30, 2007 and July 1, 2006

99.3	Farmer Bros. Co. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2008